Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables
Trade and other receivables

15Trade and other receivables

	December 31,	December 31,
	2025	2024
	£ 000	£ 000
R&D tax relief receivable	16,644	8,686
Government grants and VAT receivable	4,124	4,349
Prepayments	8,356	4,576
Other receivables	323	634
Amounts due from related party	18	52
	29,465	18,297

Included within R&D tax relief receivable is £nil thousand claimed under the HMRC RDEC scheme (2024: £8,686 thousand) and £16,644 thousand for R&D tax relief claimed under the HMRC ERIS and predecessor schemes (2024: £nil). See note 8 for further information in respect of the reversal tax relief previously recognized under HMRC RDEC scheme. Expected credit losses were not significant in 2025 or 2024. The Group’s exposure to credit and market risks, including impairments and allowances for credit losses, relating to trade and other receivables is disclosed in note 26.